NET LOSS PER SHARE (Tables)	9 Months Ended
Sep. 30, 2024
NET LOSS PER SHARE
Schedule of computation of loss per share and weighted average of the company's common stock outstanding

The computation of loss per share and weighted average of the Company’s common stock outstanding for the period from the date of transaction close through September 30, 2024 is as follows (in thousands):

	Three months	Nine Months
	ended September 30,	Ended September 30,
	2024	2024
Net (loss)	$(1,150)	(4,197)
Basic and diluted weighted average shares outstanding, common stock	16,602	16,588
Basic and diluted loss per share of common stock	$(0.07)	(0.25)

Schedule of securities that have been excluded from the calculation of weighted-average shares for diluted earnings per share

The following table details the securities that have been excluded from the calculation of weighted-average shares for diluted earnings per share for the period presented as they were anti-dilutive (in thousands).

Warrants	15,148